Intangible Assets	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

Note 7 Intangible Assets

Activity related to TDS’ Licenses, Goodwill and Franchise rights is presented below.  See Note 6 — Acquisitions, Divestitures and Exchanges for information regarding transactions which affected these intangible assets during the periods.  Prior to 2009, TDS accounted for U.S. Cellular’s share repurchases as step acquisitions, allocating a portion of the share repurchase value to TDS’ Licenses and Goodwill.  Consequently, U.S. Cellular’s Licenses and Goodwill on a stand-alone basis do not equal the TDS consolidated Licenses and Goodwill related to U.S. Cellular.

Licenses

	U.S. Cellular	Wireline	Cable	Total
(Dollars in millions)
Balance at December 31, 2014	$1,448	$3	$3	$1,454
Acquisitions	346	–	–	346
Exchanges - Licenses received	43	–	–	43
Other	1	–	–	1
Balance at December 31, 2015	1,838	3	3	1,844
Acquisitions	53	–	–	53
Transferred to Assets held for sale	(8)	–	–	(8)
Divestitures	–	(1)	–	(1)
Exchanges - Licenses received	25	–	–	25
Exchanges - Licenses surrendered	(18)	–	–	(18)
Balance at December 31, 2016	$1,890	$2	$3	$1,895

Goodwill

	U.S. Cellular	Wireline	Cable	HMS	Total
(Dollars in millions)
Balance at December 31, 2014	$227	$414	$95	$35	$771
Divestitures	–	(5)	–	–	(5)
Balance at December 31, 2015	227	409	95	35	766
Other	–	–	–	–	–
Balance at December 31, 2016	$227	$409	$95	$35	$766

Accumulated impairment losses in prior periods were $334 million for U.S. Cellular, $29 million for Wireline, $84 million for HMS, and $4 million for Corporate and Other.

Interim Goodwill Impairment Assessment

During the third quarter of 2014, due to a decline in projected revenue and earnings of TDS Telecom’s HMS reporting unit compared with previously projected results, TDS determined that an interim impairment test of HMS Goodwill was required.

As of August 1, 2014, the carrying value of the HMS reporting unit exceeded its fair value; therefore, a Step 2 Goodwill impairment test was performed.  The second step compared the implied fair value of the reporting unit Goodwill to the carrying amount of that Goodwill.  To calculate the implied fair value of Goodwill in this second step, TDS allocated the fair value of the reporting unit to all of the assets and liabilities of that reporting unit (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination and the fair value was the price paid to acquire the reporting unit.  The excess of the fair value of the reporting unit over the amount assigned to the assets and liabilities of the reporting unit was the implied fair value of Goodwill.  Since the carrying amount of Goodwill exceeded the implied fair value of Goodwill, an impairment loss was recognized for that difference.  As a result of the Step 2 Goodwill impairment test, TDS recognized a loss on impairment of $84 million during the third quarter of 2014.

Franchise Rights

There were no significant changes to Franchise rights during 2016 or 2015.